UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2019

Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

Maryland	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 15, 2019, Griffin Capital Essential Asset REIT II, Inc. (the "Registrant") filed with the State Department of Assessments and Taxation of Maryland (the "Department") Articles Supplementary to its First Articles of Amendment and Restatement: reclassifying (i) 30,000,000 authorized but unissued shares of the Registrant's Class A common stock; (ii) 45,000,000 authorized but unissued shares of the Registrant's Class AA common stock; (iii) 5,000,000 authorized but unissued shares of the Registrant's Class AAA common stock; (iv) 40,000,000 authorized but unissued shares of the Registrant's Class T common stock; (v) 40,000,000 authorized but unissued shares of the Registrant's Class S common stock; (vi) 40,000,000 authorized but unissued shares of the Registrant's Class D common stock; and (vii) 40,000,000 authorized but unissued shares of the Registrant's Class I common stock, as 240,000,000 shares of Class E common stock. The Articles Supplementary were effective upon filing with the Department.
Following the reclassification of the Registrant's common stock pursuant to the Articles Supplementary, the total number of shares of Class A common stock, Class AA common stock, Class AAA common stock, Class T common stock, Class S common stock, Class D common stock, Class I common stock and Class E common stock which the Registrant has authority to issue are 40,000,000, 75,000,000, 5,000,000, 110,000,000, 110,000,000, 110,000,000, 110,000,000 and 240,000,000, respectively. There has been no increase in the authorized shares of stock of the Registrant effected by the Articles Supplementary.
The foregoing summary of the material terms of the Articles Supplementary is qualified in its entirety by reference to the full text of the Articles Supplementary, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits.
3.1	Articles Supplementary to First Articles of Amendment and Restatement

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT II, Inc.

Date: April 19, 2019	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Vice President and Secretary